UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):	December 31, 2008

Juniata Valley Financial Corp.
__________________________________________
(Exact name of registrant as specified in its charter)

Pennsylvania	0-13232	232235254
_____________________ (State or other jurisdiction	_____________ (Commission	______________ (I.R.S. Employer
of incorporation)	File Number)	Identification No.)

Bridge and Main Streets, Mifflintown, Pennsylvania		17059
_________________________________ (Address of principal executive offices)		___________ (Zip Code)

Registrant’s telephone number, including area code:	717-436-8211

Not Applicable
______________________________________________
Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[  ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

The purpose of this Current Report is to report amendments (the "409A Amendments") to the Employment Agreement between Francis J. Evanitsky, President and Chief Executive Officer of Juniata Valley Financial Corp. (the "Company"), in order to comply with the final regulations issued under Section 409A of the Internal Revenue Code of 1986, as amended ("IRC 409A").
The Employment Agreement, as amended, is identical in all material respects to the existing Employment Agreement with Mr. Evanitsky other than the changes necessary to comply with IRC 409A. The Employment Agreement, as amended, is attached as an Exhibit to this Current Report.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Juniata Valley Financial Corp.

December 31, 2008	By:	JoAnn McMInn

Name: JoAnn McMInn
Title: Chief Financial Officer

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Exhibit Index

Exhibit No.	Description

10	Amendment to Employment Agreement with Francis Evanitsky